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Exhibit 10.82
UMBRELLA AGREEMENT
This UMBRELLA AGREEMENT (this “Agreement”), dated as of March 1, 2007, and effective as of April 12, 2006 (the “Effective Date”), is by and among Mittal Steel USA Inc., a Delaware corporation (“Mittal USA”) formerly called Ispat Inland Inc. (“Inland”), ISG Cleveland Inc., a Delaware corporation (“ISG Cleveland”), ISG Indiana Harbor Inc., a Delaware corporation (“ISG Indiana Harbor”), Mittal Steel USA - Weirton Inc., a Delaware corporation (“Mittal Weirton” and, collectively with Mittal USA, ISG Cleveland and ISG Indiana Harbor, “Mittal” or the “Mittal Parties”, as applicable), Cleveland-Cliffs Inc, an Ohio corporation (“CCI”), The Cleveland-Cliffs Iron Company, an Ohio corporation (“CCIC”), Cliffs Mining Company, a Delaware corporation (“CMC”), Northshore Mining Company, a Delaware corporation (“Northshore”), and Cliffs Sales Company, an Ohio corporation formerly known as Northshore Sales Company (“Sales” and, collectively with CCI, CCIC, CMC and Northshore, “Cliffs” or the “Cliffs Parties”, as applicable).
RECITALS
WHEREAS, the Cliffs Parties (other than CCI), Mittal USA (as successor in interest to International Steel Group Inc.), ISG Cleveland and ISG Indiana Harbor are parties to that certain Pellet Sale and Purchase Agreement, dated as of April 10, 2002, as amended by that certain First Amendment to Pellet Sale and Purchase Agreement, dated as of December 16, 2004 (the “Cleveland Contract”), providing for the purchase of iron ore pellets for the ISG Cleveland and ISG Indiana Harbor iron and steel making facilities (the “Cleveland Works” and the “Indiana Harbor Works,” respectively);
WHEREAS, CCIC, CMC and Inland are parties to that certain Pellet Sale and Purchase Agreement, dated as of December 31, 2002 (the “Inland Contract”), providing for the purchase of iron ore pellets for the Inland iron and steel making facilities (the “Inland Works”);
WHEREAS, the Cliffs Parties (other than CCI), Mittal USA (as successor in interest to International Steel Group Inc.) and Mittal Weirton are parties to that certain Amended and Restated Pellet Sale and Purchase Agreement, dated as of May 17, 2004 (the “Weirton Contract” and, collectively with the Cleveland Contract and the Inland Contract, the “Pellet Supply Contracts”), providing for the purchase by Mittal of iron ore pellets for the Weirton iron and steel making facilities (the “Weirton Works” and, collectively with the Cleveland Works, the Indiana Harbor Works and the Inland Works, the “Covered Facilities”);
WHEREAS, on April 12, 2006, Mittal USA and CCI entered into a binding letter agreement resolving certain disputed matters between Cliffs and Mittal and amending certain provisions of each of the Pellet Supply Contracts (the “Letter Agreement”); and
WHEREAS, as part of the Letter Agreement, the parties agreed to negotiate in good faith to enter into this Agreement, which more fully sets forth the various agreements among the parties initially set forth in the Letter Agreement and terminates and supersedes the Letter Agreement in its entirety.

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STATEMENT OF AGREEMENT
NOW, THEREFORE, in consideration of the foregoing premises and the mutual representations, covenants and agreements set forth herein, the parties hereto hereby agree as follows:
ARTICLE I

UMBRELLA AGREEMENTS RELATING TO THE PELLET SUPPLY CONTRACTS
1.1    Purchase and Sale Obligations.
(a)    Subject to Sections 1.3 and 1.4, Cliffs shall sell and deliver, or cause to be sold and delivered, to Mittal, and Mittal shall purchase, receive, take and pay the applicable contract price (determined in accordance with Section 1.2, the “Contract Price”) for the following minimum annual amounts of iron ore pellets: (i) for each year 2006 through 2009, [*********] tons of pellets; and (ii) for the year 2010, [*********] tons of pellets (as applicable, and as such minimum annual amounts of iron ore pellets may be adjusted under Sections 1.3 and 1.4, the “Required Minimum Tonnage”), without regard to Mittal’s actual iron ore pellet requirements. The word “ton” as used herein shall mean a gross ton of 2,240 pounds avoirdupois natural weight.
(b)    Tons of iron ore pellets purchased by Mittal from the [*********] shall count toward Mittal’s obligation to purchase the Required Minimum Tonnage. However, iron ore pellets [*********] shall not count toward Mittal’s obligation to purchase the Required Minimum Tonnage.
(c)    For the years 2006 through 2010, the obligations set forth in this Section 1.1 are intended to and shall supersede and replace the quantity-related provisions (including the requirements provisions) set forth in each of the Pellet Supply Contracts as follows: (i) all of Section 2 of the Cleveland Contract; (ii) all of Section 2 of the Weirton Contract; and (iii) all of Section 2 of the Inland Contract, except as provided in Sections 1.1(d) and 1.1(h). For the years 2006 through 2010, any cross-reference in a Pellet Supply Contract to a quantity-related provision superseded pursuant to the preceding sentence shall be deemed to be a cross-reference to the applicable quantity-related provision of this Agreement. Commencing January 1, 2011 under the Cleveland Contract and the Weirton Contract, and commencing February 1, 2011 under the Inland Contract, the aforementioned provisions of the Pellet Supply Contracts shall be reinstated as provided in Section 6.1.
(d)    Inland’s rights under Section 2(a) of the Inland Contract to reduce the minimum annual tonnage purchase obligation under the Inland Contract in connection with the [*********] shall be reinstated effective [*********], such that Inland may give notice to Cliffs of [*********] no earlier than [*********], with any reduction in the minimum annual tonnage purchase obligation to be effective no earlier than [*********].
(e)    Except as otherwise expressly modified by this Agreement, the parties’ rights and obligations shall in all other respects be subject to, and governed by, the applicable provisions of the Pellet Sales Contracts. Accordingly, except as modified by this Agreement: (i) the purchase of pellets to be delivered to the Cleveland Works or the Indiana Harbor Works would be subject to, and governed by, the Cleveland Contract; (ii) the purchase of pellets to be delivered to the Inland Works would be subject to, and governed by, the Inland

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Contract; and (iii) the purchase of pellets to be delivered to the Weirton Works would be subject to, and governed by, the Weirton Contract.
(f)    Mittal may transfer iron ore pellets purchased or to be purchased under this Agreement to any iron and steel making facility(s) owned directly or indirectly by Mittal Steel Company N.V. other than the Covered Facility(s) (each, an “Other Facility”). The pricing, terms and conditions of the purchase of any pellets to be transferred to any Other Facility shall be agreed to in advance and shall be based upon either the Cleveland Contract or the Inland Contract. In the event the costs of delivering pellets to an Other Facility exceed the costs that otherwise would be incurred to deliver pellets to the Covered Facilities under the Cleveland or Inland Contract, as applicable, the additional costs shall be borne by Mittal. In the event the costs of delivering pellets to an Other Facility are less than the costs that otherwise would be incurred to deliver pellets to the Covered Facilities under the Cleveland or Inland Contract, as applicable, Mittal shall receive a credit in the amount of such difference, which credit shall be reflected in the next invoice provided by Cliffs to Mittal.
(g)    Notwithstanding any other provision of this Agreement or any of the Pellet Supply Contracts, Cliffs shall not under any circumstances without its prior written consent be required to sell under the Pellet Supply Contracts more than [*********] (the “Maximum Tonnage”); provided, that Cliffs will have the right of first refusal, but not the obligation, to supply all or any portion of Mittal’s pellet requirements in excess of the Maximum Tonnage (“Supplemental Tonnage”), which right must be exercised within 30 days after receipt by Cliffs of a written request from Mittal for any Supplemental Tonnage. In the event that: (i) any of the Covered Facilities are transferred or any of the Pellet Supply Contracts are assigned to a third party; and (ii) such third party transferee or assignee in any year requires pellets from Cliffs for use at the transferred Covered Facility or pursuant to the assigned Pellet Supply Contract, then the amount nominated by the third party for each year of the remaining term of the Pellet Supply Contract shall count toward the Maximum Tonnage for such year. Cliffs shall notify Mittal as to the amount nominated by the third party and the remaining amount of the Maximum Tonnage available to Mittal in any year as soon as practicable.
(h)    Anything in this Agreement to the contrary notwithstanding, Inland’s rights to “cover” in respect of any iron ore pellet supply shortfalls on the terms and subject to the conditions set forth in Section 2(b) of the Inland Contract (starting with the fourth sentence thereof through the end of such section), and the application of a “Surcharge Reduction” to the extent so provided in such Section 2(b), shall not be replaced or superseded by this Agreement but shall apply in respect of iron ore pellets allocated to the Inland Works in any year pursuant to this Agreement.
1.2    Pricing and Payment.
(a)    In accordance with Section 1.1(e), the Contract Price shall be determined in accordance with the pricing provisions of the Pellet Supply Contract applicable to the Covered Facility where such pellets are delivered or, in the case of pellets transferred to an Other Facility, in accordance with either the Cleveland Contract or the Inland Contract as agreed to in advance by the parties in accordance with Section 1.1(f). Payments will be made in accordance with the relevant invoice and payment provisions of the applicable Pellet Supply Contract.

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(b)    In each of 2007, 2008, 2009 and 2010, pursuant to Section 1.1, and except as otherwise provided in this Section, Section 1.3 or Section 1.4, as applicable, Mittal shall make payments to Cliffs for pellets in such year (the “Subject Year”) such that, no later than December 31 of the Subject Year, Mittal shall have paid Cliffs the Contract Price for the Required Minimum Tonnage for the Subject Year, whether or not Mittal, in fact, takes delivery of all, a portion or none of the Required Minimum Tonnage during the Subject Year, all in accordance with and conditioned upon the following: No later than November 30 of each Subject Year, Cliffs shall provide initial notification to Mittal (with final confirmation in the form of an appropriate invoice delivered to Mittal by [*********] (“Annual Shortfall Tonnage”), if any. If there is no Annual Shortfall Tonnage, the remainder of this Section 1.2(b) shall not apply for the Subject Year. If there is an Annual Shortfall Tonnage, then concurrent with such initial notification, Cliffs shall assign to Mittal an amount of iron ore pellets that Cliffs has in stockpile equal to the same quantity, grade and quality as the Annual Shortfall Tonnage, which amount would be adjusted in accordance with the final confirmation thereafter sent by Cliffs. Payment for the Annual Shortfall Tonnage shall be made by Mittal in the form of a lump sum cash payment no later than the last business day in December of the Subject Year. Such lump sum payment shall be equal to the product of the (i) Contract Price in effect for the Subject Year multiplied by (ii) the Annual Shortfall Tonnage, less tonnage that was not assigned into stockpile for Mittal’s account. Mittal shall have no obligation to pay for any portion of the Annual Shortfall Tonnage that is not assigned into stockpile during the Subject Year. Without regard to when assignment into stockpile occurs during the Subject Year, all of the Annual Shortfall Tonnage for a Subject Year shall be subject to the Contract Price in effect for the Subject Year. Cliffs shall be permitted to recover from Mittal [*********].
1.3    Notification and Nomination.
(a)    Overall Nomination. With respect to the Required Minimum Tonnage to be purchased by Mittal in each year 2006 through 2010, inclusive, as provided in Section 1.1, on or before [*********] of the prior year (excluding the year 2006, which has been separately provided for in Section 1.3(b)), Mittal shall notify Cliffs in writing of: (i) Mittal’s proposed allocation of the Required Minimum Tonnage among the Covered Facilities for the coming year; (ii) whether Mittal proposes to purchase any tons in excess of the Required Minimum Tonnage in the coming year (any such excess, the “Excess Tonnage”) and, if so, the amount and allocation of the Excess Tonnage among the Covered Facilities; (iii) whether Mittal proposes to transfer any pellets (including Excess Tonnage) to any Other Facility and, if so, the amount to be transferred to any Other Facility; (iv) the ore grades and types of pellets proposed to be supplied by Cliffs and purchased by Mittal during the coming year; and (v) a preliminary delivery schedule by ore grade for each month of the coming year (collectively, the “Annual Nomination”). Such matters shall be reduced to writing and confirmed by Mittal and Cliffs by [*********]. If Mittal fails to adhere to the provisions of this Section 1.3(a), then Cliffs shall be entitled to proceed in the coming year on the basis of the prior year’s Annual Nomination, and Mittal shall be obligated to accept such performance; provided, that Cliffs shall use commercially reasonable efforts to mitigate its damages (including by adjusting iron ore pellet production to the extent commercially reasonable) upon receipt of evidence from Mittal that is reasonably satisfactory to Cliffs that Mittal will not be able to proceed in the coming year on the basis of the prior year’s Annual Nomination.
(b)    Year 2006. During the year 2006 Cliffs shall sell and deliver, and Mittal shall purchase from Cliffs hereunder and take and pay for, the Required Minimum Tonnage for

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year 2006 in such grades and qualities as may be agreed to among the parties, subject to the delivery schedule as may be agreed to among the parties.
(c)    Years 2007, 2008 and 2009 Buyout Options. For each year 2007, 2008 and 2009, Mittal may make a one-time election to buy out up to [*********] of its Required Minimum Tonnage purchase obligations if Mittal pays Cliffs an amount equal to [********] (the “Buyout Price”). The foregoing reduction in the Required Minimum Tonnage purchase obligation by paying for tons not purchased is referred to herein as a “buyout.” Such buyout may be taken in decreasing amounts throughout such year as follows: (i) [*********]; (ii) [*********]; or (iii) [********], in each case, at the Buyout Price. Notwithstanding the foregoing, if Mittal shall have elected to defer its purchase of any portion of the Required Minimum Tonnage from the prior year into the then-current year (as permitted by Section 1.3(d)), then Mittal shall, [*********]. For any tons bought out by Mittal in accordance with this Section 1.3(c), Mittal shall pay to Cliffs [*********]. After [*********] of such year, [*********]. The Buyout Price shall be [*********] during the period 2006 through 2010.
(a)    Years 2007, 2008 and 2009 Deferral Options. For each year 2007, 2008 and 2009, Mittal may make a one-time election to defer up to [*********] its Required Minimum Tonnage purchase obligation into the next year (such tonnage, the “Deferral Tonnage”). Such deferral election may be taken [*********] as follows: (i) [*********]; (ii) [*********]; or (iii) [**********]. Notwithstanding the foregoing, if [*********]. Set forth on Schedule 1.3(d) are tabular examples and explanations of the operation of the buyout and deferral mechanisms for the years 2006 through 2010. The express terms contained in the body of this Agreement shall control any discrepancy between such terms and the examples and explanations set forth on Schedule 1.3(d).
(b)    Year 2010.
(i)    For the year 2010, Mittal may make a one-time election to reduce its Required Minimum Tonnage purchase obligation by [*********]. Such reduction may be taken [*********] as follows: (A) [*********]; (B) [*********]; or (C) [*********]. Notwithstanding the foregoing, [*********].
(ii)    If Mittal shall [*********] from the year 2009, then, for the year 2010, Mittal may make a one-time election to buy out [*********]. Such buyout may be taken [*********] as follows: (A) [*********]; (B) [*********]; or (C) [*********]. For any tons bought out by Mittal in accordance with this Section 1.3(e)(ii), Mittal shall pay to Cliffs [*********]. After [*********].
(iii)    In addition to and without limiting the buyout provisions of Section 1.3(e)(ii), if Mittal shall [*********], Mittal may [*********]. For any tons bought out by Mittal in accordance with this Section 1.3(e)(iii), Mittal shall pay to Cliffs [*********].
(c)    Excess Tonnage. If Mittal nominates any amount of Excess Tonnage for a given year, as permitted by Section 1.3(a)(ii), Mittal’s Annual Nomination as provided for in Section 1.3(a) shall include [*********]. Cliffs shall be obligated to supply Excess Tonnage nominated by Mittal so long as (i) the [*********] (“Total Tonnage”) [*********] and (ii)  [*********]. If Mittal nominates any amount of Excess Tonnage for a given year, Mittal may [*********] as follows: (x) [*********]; (y) [*********]; or (z) [*********].

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In no event shall Mittal be permitted a reduction in the Required Minimum Tonnage to be purchased by it which is greater than the reduction permitted under and implemented in accordance with those paragraphs, even if, as a result, [*********]. If Mittal implements a portion of its proposed reduction [*********] under those paragraphs, [*********] under those paragraphs. Cliffs shall notify Mittal within [*********]. After [**********] of such year, Mittal shall not [*********]. If Mittal elects to [**********]. Set forth on Schedule 1.3(f) are tabular examples and explanations of the operation of this Subsection. The express terms contained in the body of this Agreement shall control any discrepancy between such terms and the examples and explanations set forth on Schedule 1.3(f).
(d)    At [*********] during the then-current year, Mittal may request an adjustment in the allocation among the grades of [*********] provided by Cliffs hereunder, and by [*********], and Cliffs shall use [*********] commercially reasonable efforts to accommodate such requests. Cliffs shall not produce tonnage [*********]. At [*********] during the then-current year, Mittal may request an adjustment [*********] and Cliffs shall use commercially reasonable efforts to accommodate such requests.
(e)    Any payments to be made by Mittal to Cliffs as a result of Mittal’s [*********] shall be paid to Cliffs [*********], with the [*********] being made no later than [*********]. Each such payment shall be made in cash by wire transfer of immediately available funds to an account or accounts designated by Cliffs to Mittal. Mittal acknowledges that it shall [*********].
(f)    For the years 2006 through 2010, the obligations set forth in this Section 1.3 are intended to and shall supersede and replace all notification or nomination-related provisions [*********] set forth in each of the Pellet Supply Contracts, including all of Section 4 of the Cleveland Contract except for the substitution provisions of Section 4(g), all of Section 5 of the Inland Contract, and all of Section 4 of the Weirton Contract. Similarly, for the years 2006 through 2010, any cross-reference in another provision of a Pellet Supply Contract to a superseded notification or nomination-related provision of such Pellet Supply Contract shall instead be deemed to be a cross-reference to the applicable notification or nomination-related provision of this Agreement.
1.4    Force Majeure.
(a)    Section 1.4(b) controls this Agreement for the life of this Agreement and supersedes the force majeure sections in the Pellet Supply Contracts with the exception of Section 16(b) of the Inland Contract, which shall function in conjunction with this Section. Upon termination of this Agreement, the force majeure clauses in each of the Pellet Supply Contracts shall again control a force majeure event.
(b)    Notwithstanding anything in this Agreement to the contrary, no party hereto shall be liable for damages resulting from failure to deliver or accept all or any of the iron ore pellets as described herein, if and to the extent that such delivery, acceptance or payment would be contrary to or would constitute a violation of any regulation, order or requirement of a recognized governmental body or agency, or if such failure, including (i) failure of the mines supplying the iron ore pellets to be delivered under this Agreement to produce the iron ore pellets, or (ii) failure of any one of the Covered Facilities to produce steel, is caused by or results directly or indirectly from: acts of God, war, insurrections, interference by foreign powers, acts of terrorism, strikes, insurrections, labor disputes, labor shortages, fires, flood, embargoes, accidents or delay at the mines, on the railroads or docks or in

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transit, shortage of transportation facilities, disasters of navigation or other causes, similar or dissimilar, if such other causes are beyond the control of the party charged with a failure to deliver or to accept the iron ore pellets. The inability to use iron ore pellets as a result of any of the foregoing causes shall also be a force majeure event under this Section, excusing the Covered Facility(s) for the failure to accept pellets to the extent of such force majeure event, pro rata, with all other sources of pellets for the Covered Facility(s). To the extent a force majeure is claimed hereunder by a party hereto, such shall relieve the other party from fulfilling its corresponding agreement hereunder the party claiming such force majeure, but only for the period and to the extent of the claimed force majeure. The party that is subject to a force majeure event shall use commercially reasonable efforts to cure or remove the force majeure event as promptly as possible to resume performance of its obligations under this Agreement. Upon cure of the force majeure event such prompt performance shall be on a pro-rata basis; provided, that Cliffs shall not be obligated to make up and deliver any lost production of iron ore pellets; provided further, that Mittal’s Required Minimum Tonnage purchase obligation for any given year shall be reduced, on a ton-for-ton basis, (x) in the amount of any tonnage that Cliffs does not deliver in such year due to an event of force majeure, and (y) in the amount of any tonnage that Mittal does not accept and pay for in such year due to an event of force majeure at a Covered Facility. An event of force majeure at an Other Facility shall not excuse Mittal from any failure to perform its obligations under this Agreement.
ARTICLE II
AGREEMENTS RELATING TO THE CLEVELAND CONTRACT
2.1    Waiver and Release of Special Payment Claims. Mittal hereby permanently waives and fully and finally releases, discharges and acquits each of the Cliffs Parties and their respective affiliates (collectively, the “Released Persons”) of, from and with respect to any and all claims of any kind or character whatsoever, whether asserted or unasserted, known or unknown, that Mittal, its successors and assigns, or anyone claiming through or under Mittal, ever had, now has or may hereafter have or acquire, against any of the Released Persons, arising out of or relating to Special Payments (as such term is defined in the Cleveland Contract) that have been made by Mittal or its predecessors in interest to Cliffs on or prior to the date hereof. Mittal acknowledges its obligations, covenants and other agreements set forth in the Cleveland Contract with respect to the Special Payments payable by Mittal thereunder (which shall include any applicable surcharges), and for the avoidance of doubt but without creating duplication, restates and independently establishes herein such obligations, covenants and other agreements and agrees to pay, perform and discharge such obligations, covenants and agreements in accordance with the terms, and subject to the conditions, set forth herein and therein.
2.2    Waiver and Release of Claims Regarding 2004 Amendments. Mittal hereby permanently waives and fully and finally releases, discharges and acquits each of the Released Persons of, from and with respect to any and all claims of any kind or character whatsoever, whether asserted or unasserted, known or unknown, that Mittal, its successors and assigns, or anyone else claiming through or under Mittal ever had, now has or may hereafter have or acquire against the Released Persons based on events occurring prior to the date hereof for rescission or reformation of the December 16, 2004 amendment to the Cleveland Contract.
2.3        Pricing for Year-End Deliveries. Mittal shall pay Cliffs for any shipments of pellets under the Cleveland Contract nominated in any year that were delivered that year at the Contract Price under the Cleveland Contract in effect for that year. Mittal shall pay Cliffs for any shipments

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of pellets under the Cleveland Contract nominated in any year and delivered in the subsequent year at the Contract Price under the Cleveland Contract in effect for the subsequent year. Notwithstanding the foregoing, all payments for Annual Shortfall Tonnage shall be governed by Section 1.2(b).
2.4    Force Majeure Event. Mittal hereby agrees that it will not contest Cliffs’ January 27, 2005 force majeure claim with respect to [*********] under the Cleveland Contract.
ARTICLE III

AGREEMENTS RELATING TO THE INLAND CONTRACT
3.1    Cap on [*********]. Notwithstanding any other provision of this Agreement or the Inland Contract, CCIC and CMC shall not under any circumstances without their prior written consent be required hereunder or thereunder to sell to Mittal more than an aggregate amount of [*********].
3.2    [*********]. Subject to Section 1.3(g), Mittal shall continue to have the right to [*********] in accordance with the terms of Section 3(b) of the Inland Contract; provided, that CCIC and CMC shall not be required to [*********] (and shall not incur any additional liability to Mittal) if the iron ore mine operated [*********] and, as a result, [*********], or if an event of force majeure as contemplated by Section 1.4 occurs at such mine. In addition, in the event that the [*********], Cliffs may, upon [*********] to Mittal and with Mittal’s consent, such consent not to be unreasonably withheld, [*********] that are not available for delivery to Mittal. [*********] shall be of a grade available for sale during such year (e.g., pellet grades not otherwise committed to another Cliffs customer). In no event shall [*********].
ARTICLE IV

AGREEMENTS RELATING TO THE WEIRTON CONTRACT
4.1    Elimination of Minimum Purchase Obligation. Section 1(a) of the Weirton Contract is hereby amended by deleting the phrase “, with a minimum annual purchase obligation of [*********].
4.2    Cancellation of Invoice. Cliffs hereby cancels invoice number 12205CSC-001 sent to Mittal on December 30, 2005, for [*********] under the Weirton Contract. As of the Effective Date, such invoice shall be of no further force or effect, and Cliffs shall retain all right, title and interest in and to the pellets covered by such invoice and Mittal shall have no payment obligations with respect to the invoiced tonnage.
4.3    Waiver and Release of Special Payment Claims. Mittal hereby permanently waives and fully and finally releases, discharges and acquits each of the Released Persons of, from and with respect to any and all claims of any kind or character whatsoever, whether asserted or unasserted, known or unknown, that Mittal, its successors and assigns, or anyone claiming through or under Mittal, ever had or now has or may hereafter have or acquire, against any of the Released Persons, arising out of or relating [*********]. Mittal acknowledges its obligations, covenants and other agreements set forth in the Weirton Contract with respect to the Special Payments payable by Mittal thereunder, including the inclusion of any applicable surcharges therein, and for the avoidance of doubt but without creating duplication, restates and independently establishes herein such obligations, covenants and other agreements and agrees to pay, perform

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and discharge such obligations, covenants and agreements in accordance with the terms, and subject to the conditions, set forth herein and therein.
ARTICLE V
REPRESENTATIONS AND WARRANTIES
5.1    Representations and Warranties of the Cliffs Parties. Each of the Cliffs Parties hereby severally and not jointly represents and warrants to Mittal as follows:
(a)    The Cliffs Party is a corporation duly organized and validly existing under the laws of the state of its incorporation. Such Cliffs Party has the corporate power and authority necessary to (i) execute, deliver and perform its respective obligations under this Agreement and (ii) consummate the transactions contemplated hereby.
(b)    This Agreement has been duly authorized, executed and delivered by the Cliffs Party and constitutes the legal, valid and binding obligation of such Cliffs Party, enforceable against such Cliffs Party in accordance with its terms.
(c)    All authorizations, approvals and consents, if any, required to be obtained from, and all registrations, declarations and filings, if any, required to be made with, all governmental authorities and regulatory bodies to permit the Cliffs Party to execute and deliver, and to perform its obligations under, this Agreement have been obtained or made, as the case may be, and all such authorizations, approvals, consents, registrations, declarations and filings are in full force and effect. All terms and conditions contained in, or existing in respect of, such authorizations, approvals, consents, registrations, declarations and filings have been, to the extent necessary prior to the date of execution and delivery hereof, duly satisfied and performed.
(d)    Neither the execution or delivery by the Cliffs Party of this Agreement nor the consummation by such Cliffs Party of the transactions contemplated hereby, nor the fulfillment by such Cliffs Party of the terms and provisions hereof (i) will conflict with, violate or result in a breach of, any of the terms, conditions or provisions of any law, regulation, order, writ, injunction, decree, determination or any other restriction to which such Cliffs Party is a party or by which such Cliffs Party or any of its assets are bound, (ii) will, now or with the passage of time, the giving of notice or otherwise, conflict with, violate or result in a breach of, or constitute a default under, any of the terms, conditions or provisions of such Cliffs Party’s organizational documents or of any loan agreement, indenture, trust deed or other agreement or instrument to which such Cliffs Party is a party or by which such Cliffs Party is bound, or (iii) will result in the creation or imposition of any lien, charge, security interest or encumbrance of any nature whatsoever upon the property or assets of such Cliffs Party. Such Cliffs Party is not in default under any agreement to which it is a party, which default could impair its ability to perform its obligations under this Agreement.
5.2    Representations and Warranties of Mittal. Mittal hereby represents and warrants to each of the Cliffs Parties as follows:
(a)    Mittal is a corporation duly organized and validly existing under the laws of the state of its incorporation. Mittal has the corporate power and authority necessary to (i) execute, deliver and perform its obligations under this Agreement and (ii) consummate the transactions contemplated hereby.

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(b)    This Agreement has been duly authorized, executed and delivered by Mittal and constitutes the legal, valid and binding obligation of Mittal, enforceable against Mittal in accordance with its terms.
(c)    All authorizations, approvals and consents, if any, required to be obtained from, and all registrations, declarations and filings, if any, required to be made with, all governmental authorities and regulatory bodies to permit Mittal to execute and deliver, and to perform its obligations under, this Agreement have been obtained or made, as the case may be, and all such authorizations, approvals, consents, registrations, declarations and filings are in full force and effect. All terms and conditions contained in, or existing in respect of, such authorizations, approvals, consents, registrations, declarations and filings have been, to the extent necessary prior to the date of execution and delivery hereof, duly satisfied and performed.
(d)    Neither the execution or delivery by Mittal of this Agreement nor the consummation by Mittal of the transactions contemplated hereby, nor the fulfillment by Mittal of the terms and provisions hereof (i) will conflict with, violate or result in a breach of, any of the terms, conditions or provisions of any law, regulation, order, writ, injunction, decree, determination or any other restriction to which Mittal is a party or by which Mittal or any of its assets are bound, (ii) will, now or with the passage of time, the giving of notice or otherwise, conflict with, violate or result in a breach of, or constitute a default under, any of the terms, conditions or provisions of Mittal’s organizational documents or of any loan agreement, indenture, trust deed or other agreement or instrument to which Mittal is a party or by which Mittal is bound, or (iii) will result in the creation or imposition of any lien, charge, security interest or encumbrance of any nature whatsoever upon the property or assets of Mittal. Mittal is not in default under any agreement to which it is a party, which default could impair its ability to perform its obligations under this Agreement.
ARTICLE VI

GENERAL
6.1    Reaffirmation; Nature of Amendments; Conflicting Provisions. Each of Cliffs and Mittal consents to, ratifies and approves each of the foregoing amendments to the Pellet Supply Contracts. Except as herein expressly modified, amended or superseded, all of the terms, conditions and provisions of each of the Pellet Supply Contracts are hereby reaffirmed and agreed to and shall remain in full force and effect, and all changes, amendments and modifications effected by this Agreement shall automatically occur and be effective as of the Effective Date. Notwithstanding the foregoing, except for the provisions and amendments set forth in Section 1.1(g), the last sentence of Section 1.3(g), Article II, Article III and Article IV (all of which shall be permanent), effective as of December 31, 2010 with respect to the Cleveland Contract and the Weirton Contract, and as of January 31, 2011 with respect to the Inland Contract, unless otherwise agreed by the parties hereto, all other amendments to the Pellet Supply Contracts set forth herein shall no longer be of any force or effect and the original contractual provisions of the Pellet Supply Contracts shall be reinstated and shall govern and control from and after such date. If there is a conflict or inconsistency between this Agreement and any of the Pellet Supply Contracts, the terms of this Agreement shall control such difference.
6.2    Arbitration. Upon notice by either party to the other, all disputes, claims, questions or disagreements arising out of or relating to this Agreement or breach, termination, enforcement, interpretation or validity hereof, including the scope or applicability of this agreement

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to arbitrate, shall be determined by arbitration administered by the American Arbitration Association in accordance with the provisions of its Commercial Arbitration Rules, modified as follows:
(a)    the place of arbitration shall be Cleveland, Ohio;
(b)    unless the parties consent in writing to a lesser number, the arbitration proceedings shall be conducted before a panel of three neutral arbitrators, one to be appointed by the Cliffs Parties, one to be appointed by Mittal, and the third to be selected by the two appointed arbitrators; provided, that none of the arbitrators shall be an employee, shareholder, officer, director or consultant of any of the Cliffs Parties or Mittal.
(c)    consistent with the expedited nature of arbitration, each party will, upon the written request of the other parties, promptly provide the other parties with copies of documents on which the producing party may rely or otherwise that may be relevant in support of or in opposition to any claim or defense; any dispute regarding discovery, or the relevance or scope thereof, shall be determined by the arbitrators, which determination shall be conclusive; and all discovery shall be completed within 45 days following the appointment of the arbitrators;
(d)    (i) before making their determination in any matter, the arbitrators must request from each of the parties a complete statement of its proposed resolution of such matter, and the arbitrators shall select between the two proposed resolutions, without making any alteration to either of them (or if either party does not submit a proposed resolution, or submits one that is materially incomplete, shall select the proposed resolution of the other party), and (ii) the arbitrators shall be limited to awarding only one or the other proposed resolution;
(e)    the arbitrators shall have no authority to alter, amend or modify any of the terms of this Agreement, nor may the arbitrators enter any award that alters, amends or modifies the terms of this Agreement in any form or manner;
(f)    the award or decision shall be made within nine months of the filing of the notice of intention to arbitrate, and the arbitrators shall agree to comply with this schedule before accepting appointment; provided, that this time limit may be extended by written agreement by all parties, if necessary; and
(g)    the costs of the arbitrators shall be borne entirely by the party that does not prevail in the arbitration.
The judgment by the arbitrators shall be final and binding on the parties hereto, and judgment upon the award rendered by the arbitrators may be entered and enforced by any court of the United States or any State thereof.

6.3    All notices and other communications authorized or required to be given hereunder shall be given in writing and shall be deemed to have been duly given (a) when delivered in person, (b) one business day after having been dispatched by a recognized overnight delivery service, (c) five business days after having been mailed by registered or certified mail, return receipt requested, postage prepaid, (d) when dispatched by electronic facsimile transmission (with confirmation of successful transmission), or (e) when dispatched by electronic mail (with confirmation of receipt), in each case addressed as follows:

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If to any of the Cliffs Parties:
c/o Cleveland-Cliffs Inc
1100 Superior Avenue – 15th Floor
Cleveland, Ohio 44114-2589
Attention: Executive Vice President – Commercial
Facsimile No.: (216) 694-5534
Electronic Mail: wrcalfee@cleveland-cliffs.com
If to any of the Mittal Parties:

If to any of the Mittal Parties:
Mittal Steel USA Inc.
3300 Dickey Road
East Chicago, Indiana 46312
Attention: Vice President – Procurement
Facsimile No.: (219) 399-6851
Electronic Mail: om.mandhana@mittalsteel.com

Any party may change the contact information to which notices or other communications to it shall be sent by giving to the other parties written notice of such change in accordance with this Section 6.3, in which case notices and other communications to the party giving the notice of the change of contact information shall not be deemed to have been sufficiently given or delivered unless addressed to it at the new contact information stated in said notice.

6.4    Termination. This Agreement may be terminated only by the mutual written agreement of Mittal, on the one hand, and Cliffs, on the other hand.
6.5    Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Ohio, including Article 2 of the Uniform Commercial Code as adopted in Ohio, without regard to the conflicts of law principles thereof.
6.6    Expenses. The parties to this Agreement shall bear their respective expenses, costs and fees (including attorneys’ fees) in connection with the transactions contemplated by this Agreement, including the preparation, execution and delivery of this Agreement and compliance herewith.
6.7    Confidentiality.
(a)    The parties hereto acknowledge that this Agreement contains certain volume, pricing and term provisions that are confidential, proprietary or of a sensitive commercial nature and that would put the parties at a competitive disadvantage if disclosed to the public, specifically Sections 1.1, 1.2, 1.3, 3.1, 3.2 and 4.1 (collectively, the “Confidential Information”). The parties further agree that all provisions of this Agreement shall be kept confidential and, without the prior consent of the other party, shall not be disclosed to any party not a party to this Agreement or the legal advisor of a party to this Agreement, except as required by law or governmental or judicial order and except that disclosure of the existence of this Agreement shall not be precluded by this Section 6.7.
(b)    If any party hereto or any of their respective affiliates is required by law or governmental or judicial order or receives legal process or a court or agency directive requesting or requiring disclosure of any of the Confidential Information, such party will

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promptly notify the other parties prior to disclosure to permit such other parties to seek a protective order or take such other appropriate action to preserve the confidentiality of such Confidential Information. If any party or an affiliate of any party determines to file this Agreement with the United States Securities and Exchange Commission (the “Commission”) or any other federal, state, provincial or local governmental or regulatory authority, or with any stock exchange or similar body, such determining party will use its best efforts to obtain confidential treatment of such Confidential Information pursuant to any applicable rule, regulation or procedure of the Commission and any applicable rule, regulation or procedure relating to confidential filings made with any such other authority or exchange. If the Commission (or any such other authority or exchange) denies such party’s request for confidential treatment of such Confidential Information, such party will use its best efforts to obtain confidential treatment of the portions thereof that the other parties designate. Each party will allow the other parties to participate in seeking to obtain such confidential treatment for Confidential Information. In the event that the Commission approves the treatment of portions of this Agreement as confidential, Cliffs and Mittal shall collaborate in creating the version of this Agreement to be filed with the Commission.
(c)    None of the parties hereto or their respective affiliates will issue any press release or otherwise disclose or make any public statement with respect to the transactions contemplated hereby without the prior consent of an officer of the other parties, except to the extent that the disclosing party determines in good faith that it is so obligated by law, in which case such disclosing party shall give notice to the other parties in advance of such party’s intent to make such disclosure, announcement or issue such press release, and the parties hereto or their affiliates shall use reasonable efforts to cause a mutually agreeable release or disclosure or announcement to be issued. Notwithstanding the foregoing provisions of this Section 6.7, Mittal acknowledges that Cliffs will be entitled to include, in any publicly-released, forward-looking sales projections, Cliffs’ projections of sales to Mittal, limited to not more than the next fiscal year.
6.8    Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. The word “including” and any variation thereof shall mean “including, without limitation,” or the appropriate version thereof. When reference is made in this Agreement to an Article or Section, such reference shall be to an Article or Section, as applicable, of this Agreement unless otherwise indicated. The words “hereof,” “herein” or “hereby” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “year” when used herein shall refer to a calendar year, January 1 through December 31.
6.9    Entire Agreement. This Agreement and the Pellet Supply Contracts constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings among the parties with respect to the subject matter hereof and thereof, including the Letter Agreement, which is hereby terminated as of the Effective Date.
6.10    Amendment; Waiver. This Agreement may not be modified or amended except by an instrument in writing executed by all of the parties hereto. No waiver of any breach of any of the terms of this Agreement shall be effective unless such waiver is in writing and signed by the

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party against whom such waiver is claimed. No waiver of any breach shall be deemed to be a waiver of any other or subsequent breach.
6.11    Severability. Any provision of this Agreement prohibited by any applicable law of any jurisdiction shall as to such jurisdiction be ineffective, without modifying the remaining provisions of this Agreement. Where, however, the conflicting provisions of any such law may be waived, they are hereby waived by the parties hereto to the full extent permitted by law.

6.12    No Assignment.
(a)    Assignment by Mittal. [*********].
(b)    Assignment by Cliffs.  [*********].
6.13    Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of the respective parties hereto in all respects as if they were mentioned throughout by words of proper designation.
6.14    Counterparts; Facsimile Execution. This Agreement may be (a) executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and (b) executed and delivered by electronic facsimile transmission with the same force and effect as if the same were a fully executed and delivered original manual counterpart.

[Signature page follows this page.]

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`
IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

MITTAL STEEL USA INC.

By:	/s/ Michael G. Rippey
Name:	Michael G. Rippey
Title:	President & CEO

ISG CLEVELAND INC.

By:	/s/ Michael G. Rippey
Name:	Michael G. Rippey
Title:	President & CEO

ISG INDIANA HARBOR INC.

By:	/s/ Michael G. Rippey
Name:	Michael G. Rippey
Title:	President & CEO

MITTAL STEEL USA - WEIRTON INC.

By:	/s/ Michael G. Rippey
Name:	Michael G. Rippey
Title:	President & CEO

CLEVELAND-CLIFFS INC

By:	/s/ W. R. Calfee
Name:	W. R. Calfee
Title:	Executive Vice President - Commercial, North American Iron Ore

THE CLEVELAND-CLIFFS IRON COMPANY

By:	/s/ W. R. Calfee
Name:	W. R. Calfee
Title:	Executive Vice President - Commercial

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CLIFFS MINING COMPANY

By:	/s/ W. R. Calfee
Name:	W. R. Calfee
Title:	Executive Vice President - Commercial

NORTHSHORE MINING COMPANY

By:	/s/ W. R. Calfee
Name:	W. R. Calfee
Title:	Executive Vice President - Commercial

CLIFFS SALES COMPANY

By:	/s/ W. R. Calfee
Name:	W. R. Calfee
Title:	Executive Vice President - Commercial

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Schedule 1.3(d)

Examples and Explanations of 2006-2010 Buyout and Deferral Mechanisms

For operation of buyout and deferral mechanisms when Excess Tonnage is nominated, refer to Schedule 1.3(f)

Example 1:

[*********]

Example 2:

[*********]

Example 3:

[*********]

Example 4:

[*********]

Example 5:

[*********]

CLI-1484234v8

CONFIDENTIAL MATERIAL HAS BEEN
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ASTERISKS DENOTE SUCH OMISSIONS.

Schedule 1.3(f)

Examples and Explanations of Excess Tonnage

Examples for 2007-2009 Delivery Years

Example A1:

[*********]

Example A2:

[*********]

Example A3:

[*********]

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CONFIDENTIAL MATERIAL HAS BEEN
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Example A4:

[*********]

Example B2:

[*********]

Example B3:

[*********]

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CONFIDENTIAL MATERIAL HAS BEEN
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For Delivery Year 2010

Example C1:

[*********]

Example C2:

[*********]

Example C3:

[*********]

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CONFIDENTIAL MATERIAL HAS BEEN
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ASTERISKS DENOTE SUCH OMISSIONS.

Example C4:

[*********]

Example C5:

[*********]

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